INVESTOR DECK May 2022 Exhibit 99.3

Forward-Looking Statements Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein (including, but not limited to, statements to the effect that Sprouts Farmers Market, Inc. (the “Company”) or its management "anticipates," "plans," "estimates," "expects," "believes," or the negative of these terms and other similar expressions) that are not statements of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the Company’s guidance, outlook, strategy, financial targets, growth and opportunities. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this presentation. These risks and uncertainties include, without limitation, the Company’s ability to execute on its long-term strategy; the Company’s ability to successfully compete in its competitive industry; the Company’s ability to successfully open new stores; the Company’s ability to manage its rapid growth; the Company’s ability to maintain or improve its comparable store sales and operating margins; the Company’s ability to identify and react to trends in consumer preferences; product supply disruptions; equipment supply disruptions; general economic conditions; accounting standard changes; risks associated with the COVID-19 pandemic; and other factors as set forth from time to time in the Company’s Securities and Exchange Commission filings. The Company intends these forward-looking statements to speak only as of the date of this presentation and does not undertake to update or revise them as more information becomes available, except as required by law. Non-GAAP Financial Measures We refer to EBIT, adjusted EBIT, adjusted EBIT Margin, adjusted EBITDA, adjusted net income, adjusted diluted earnings per share and ROIC, each of which is a Non-GAAP Financial Measure. These measures are not prepared in accordance with, and are not intended as alternatives to, generally accepted accounting principles in the United States, or GAAP. The Company's management believes that such measures provide useful information to management, analysts and investors regarding certain additional financial and business trends relating to its results of operations and financial condition. In addition, management uses these measures for reviewing the financial results of the Company, and certain of these measures may be used as components of incentive compensation. The Company defines EBIT, as net income before interest expense and provision for income tax, and adjusted EBIT as EBIT, excluding the impact of special items. Adjusted EBIT Margin reflects adjusted EBIT, divided by net sales for the applicable period. The Company defines adjusted EBITDA as net income before interest expense, provision for income tax, and depreciation, amortization and accretion, excluding the impact of special items. The Company defines adjusted net income and adjusted diluted earnings per share as net income and diluted earnings per share, respectively, excluding the impact of special items. The Company defines ROIC as net operating profit after tax (“NOPAT”), including the effect of capitalized operating leases, divided by average invested capital. Non-GAAP measures are intended to provide additional information only and do not have any standard meanings prescribed by GAAP. Use of these terms may differ from similar measures reported by other companies. Because of their limitations, non-GAAP measures should not be considered as a measure of discretionary cash available to use to reinvest in the growth of the Company’s business, or as a measure of cash that will be available to meet the Company’s obligations. Each non-GAAP measure has its limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. To the extent forward looking non-GAAP financial measures are provided herein, they are not reconciled to comparable forward-looking GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation.

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A farmers market experience – open layout of fresh produce at the heart of the store, community feel, treasure hunt for unique products Intentional curation of responsibly and locally sourced products A place with happy, helpful team members Culture (care, own it, be different) The right assortment of healthy alternatives and good-for-you options Making the highest quality fresh foods accessible to all WHAT DEFINES SPROUTS AND WHAT MAKES US DIFFERENT

Targeted 10%+ annual unit growth beyond 2022 and incredible white space Strong and improving unit economics Sustainable robust cash flows with shareholder friendly capital allocation Building an advantaged fresh supply chain Unique farmers market experience Innovative & differentiated products with lifestyle friendly ingredients WHY INVEST IN SPROUTS? A POWERFUL GROWTH BUSINESS

CO 2021 Environment, Social, & Governance Highlights At the core of our identity is a genuine commitment to environmental sustainability. We are taking steps to reduce our carbon footprint and our natural resource intake while providing our customers with local, organic, and other sustainable food choices. We are diverting food from landfills and providing it to those in need. MTCO2e averted through food recovery programs CLIMATE 172 Sprouts brand products launched with How2Recycle logo reusable bags were used at checkout tons of plastic film recycled from customer and in-store use of our stores do not use single-use plastic bags at checkout PACKAGING & PLASTICS 11M landfill diversion rate 60% WASTE FOOD WASTE RECOVERY 78% of food waste recovered, and donated equivalent to 26 million meals 80% 60% 40% 20% 0% 2019 2020 2021 Food waste recovery rate 2 500 39% 49k tons of food and recyclables diverted from landfill 79k reduction in carbon emissions per sq. ft. over a 2019 baseline 10%

Millions of customers choose Sprouts because they can find products that are grown and produced in ways that are healthier for the planet and people. Our stores are stocked with a wide variety of organically grown, non-GMO, and plant-based options that lower the environmental impact of the food consumed. 100% of Sprouts Butcher Shop chicken and pork are raised without antibiotics 100% cage-free, organic, or free-range eggs Committed to improving chicken welfare in providing environmental enrichments by 2024, reduced stocking density by 2025, and allow for more humane processing, through CAS (controlled-atmosphere stunning), by 2026 $2.7B in sales of products with a social or environmental attribute 24% of total sales from organic products totaling nearly $1.5B in sales 100% of Sprouts Butcher Shop pork is from suppliers that utilize open-pen or group-housed facilities 7 Sustainable & Responsible Sourcing 250 local growers provide fresh seasonally grown produce 25% increase in plant-based product sales 100% responsibly sourced seafood

Providing safe and healthy food is at the core of our commitment to health and well-being. We collaborate with our team members, supply chain partners, community organizations, and industry experts to promote food safety, support workers’ rights, source responsibly, and develop a diverse and inclusive workplace. 5,180 safety audits completed 21,000 safety training hours completed 22% reduction in workers’ safety claims over the prior year TEAM MEMBER SAFETY $3M awarded local programs supporting youth nutrition education and food system equity 120 local non-profit partners supported in the communities we serve $3.1B in sales of products labeled to promote health and nutrition attributes 6,567 food safety audits completed Over 1M temperature checks conducted on sales floor COMMUNITY IMPACT 1,300 new jobs created 22% of team members promoted 51% female and 48% racially/ethnically diverse workforce 585,000 hours of in-store training delivered SAFE AND HEALTHY FOOD TEAM MEMBER DEVELOPMENT & INCLUSION 8 Social

We pride ourselves on operating with integrity, accountability, and transparency. Our ESG goals and initiatives are integrated throughout our business strategy, and strong oversight by our executive leadership team and Board of Directors ensures that the long-term interests of our stakeholders are factored into our decision making. 86% of board members are independent 29% of board members are female and 14% are racially/ethnically diverse Formed a board-level Risk Committee to monitor enterprise risk management program and provide oversight of our risks related to cybersecurity, critical systems, and environmental and social matters among others. RISK MANAGEMENT Maintaining our customers’ and team members’ trust by safeguarding their personal data and respecting their privacy decisions is critical to our success. We did not experience any data breaches during 2021 due to our cybersecurity best practices. DATA PRIVACY & CYBER SECURITY COPORATE GOVERNANCE Acting ethically and with integrity helps us maintain our reputation with our customers as a preferred shopping destination, as a safe and welcoming place to work with our team members, and as a responsible corporate citizen with our communities and stakeholders. Established Commitment to Human Rights with Board oversight that sets forth our high standards and expectations for human rights and fair labor in our operations and supply chain. 19433 ETHICS AND COMPLIANCE 9 Governance

Sprouts’ Five Pillar Long- Term Strategy 10+% UNIT GROWTH (1) LOW DOUBLE- DIGIT EARNINGS GROWTH EXPANDING ROIC REFINE BRAND AND MARKETING APPROACH WIN WITH TARGET CUSTOMERS UPDATE FORMAT AND EXPAND IN SELECT MARKETS CREATING ADVANTAGED SUPPLY CHAIN DIGITAL-FIRST MARKETING PROGRAM CONNECTING WITH TARGET CUSTOMERS ROBUST OMNICHANNEL EXPERIENCE PRODUCTS STEEPED IN INNOVATION SMALLER STORES HIGHER RETURNS FOCUSED ON BUILDING SCALE FRESHER PRODUCTS AND INCREASED LOCAL OFFERING Starting in 2023 These are targets and not projections; they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets. See “Forward-Looking Statements.” DELIVER ON FINANCIAL TARGETS (2)

WE EXIST FOR THE HEALTH ENTHUSIASTS WE EXIST FOR THE EXPERIENCE SEEKERS What brings them together is simple: They’re into their food – like, really into it. Cover a wide range of income Age demographics - Gen Z to Baby Boomers Healthy and organic options, better for you, quality products Innovative and differentiated products Great store experience They are engaged and connected to the what they eat – how it makes them feel, where it comes from, the role it can play in their lives. Focusing on Sprouts’ Target Customers

Continue to Expand Customer Engagement 12 Currently “speaking” to nearly 6M customers via multiple digital platforms +15% + 97% +39% (1) Growth rate is Q1 2022 vs. Q1 2021 (1) (1) (1)

Once Acquired, Sprouts' Customer Affinity is Very Strong and in-line with Best-in-Class Peers

Net Promoter Score (NPS) – Among Frequent Shoppers

Frequent as defined as in Respondent's Top 3 Most Visited for Grocery



NPS
+53
+22
+35
+66
+48
+43
+27
+54
+44
+80
+66
+46
+69
+52
63%
28%
9%
45%
33%
23%
51%
34%
16%
70%
25%
4%
62%
28%
9%
55%
34%
12%
41%
44%
14%
63%
28%
9%
55%
33%
12%
82%
15%
70%
25%
5%
56%
34%
10%
71%
27%
61%
30%
9%
SPROUTS FARMERS MARKET
Club/Mass A
Club/Mass B
Club/Mass C
Club/Mass D
Conventional A
Conventional B
Conventional C
Conventional D
Regional A
Regional B
Specialty A
Specialty B
Specialty C
Promoters
Passives
Detractors

Source: Sprouts NPS study, September 2021

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Pivoting Our Marketing Strategy to Drive More Profitable Growth with More Meaningful Connections OUR DIGITAL-FIRST MARKETING PROGRAM IS FOCUSED ON CONNECTING WITH OUR MOST IMPORTANT CUSTOMERS Target Audience: Connect with Health Enthusiasts and Experience Seekers Geo-Targeting: Align media investments with our most valuable trading zone zip codes Continuous Optimization: Improve customer connections in real-time across all their screens Personal Relevance: Employ data-driven comms addressing target audience’s needs and affinities HIGHER VALUE CUSTOMERS TAPPING INTO CONSUMER NEEDS PRECISION TARGETING DATA-DRIVEN MEDIA Layered with Mass Media to build awareness and Seasonal “Story Telling” Mailers with Calls-to-Action to Drive more Immediate Transactions

Sprouts Unique Selling Proposition Promote Sprouts’ unique selling proposition by utilizing the following strategy: Fresh & Value – Drive awareness through broader mass media Healthy Discovery – Increase through influencers, vendor partnerships and the customer experience

Ecommerce Remains Here to Stay and Sales Appear to be Settling at New Levels In store Pick-up & Delivery available to all customers in all stores & markets Ecommerce Penetration > 50% of online orders can be identified to a customer

Produce Remains the Heart of the Store and Priced Well Below Most in the Marketplace Hybrid produce buying model – centralized and regional teams allow us to be flexible and react to the produce markets quickly Meaningful farmer partnerships which deliver new varietals and favorable pricing to our customers through spot buys New distribution channels will allow for increased local buying and deliver fresher products to our customers Building a path forward to grow with farmers as we grow

18 Sprouts’ Stores are Filled with a Curation of Differentiated Good-For-You Products 70% of Products Sold in Sprouts are Attribute Driven: Organics, Paleo, Keto, Plant Based, Non-GMO, Gluten Free, Vegan, Dairy-free, Grass Fed, Raw Includes all produce

19 Sprouts Aims To Grow and Establish a Differentiated Private Label Private Label Sales Penetration

20 Deliver a Unique, Friendly Experience with Healthy, Innovative Products in a Smaller Box with Higher Returns Format to Stay True to our Fresh-focused Farmers Market Heritage Prioritize Categories For Growth Potential Continue to Offer all Categories New store size to decrease from 30K To 23K square feet

21 Small Store Benefits Reduce Operating Cost Lower Cost to Build Reduce Non-Selling Space Decrease Occupancy Cost Sales to Remain Flat Strong Returns & Ability to Accelerate Growth

High Growth Retailer – Annual Unit Growth Target of 10% or More Beyond 2022 Unit growth (1) 300-400 New Stores in Expansion Markets 2019, 2020, 2021 actual unit growth, 2022 outlook, 2023 and beyond represent a 10% unit growth subject to equipment delays Expansion Markets Existing DCs Future DCs Existing Markets

23 Creating an Advantaged Fresh Supply Chain within 250 Miles of the Majority of Stores DCs Focused on Fresh, Local and Organic Offerings Meet our Local Farmer Partners

24 Long-Term Strategic Financial Targets(1) Low Double-Digit Earnings Growth and Expansion of ROIC Cost to Build Reduced & Attractive New Store Economics 10+% unit growth or more (2) Low single digit comps (2) Stable to Expanding EBIT Margins These are targets and not projections; they are subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based on assumptions with respect to future decisions, which may be subject to change. Actual results may vary and the variances may be material. Nothing in this presentation should be regarded as a representation that these targets will be achieved and the Company undertakes no duty to update its targets. See “Forward-Looking Statements.” Starting in 2023

25 New Store Four Wall Box Target Economics, with Low Single Digit Comps Target and Stable to Expanding EBIT Margins Sales EBITDA Margins 20% to 25% sales growth in 4 years $16M - $18M annual Sales per Box in year 4 Blended 8% EBITDA Margins in year 4 Cash on Cash Return ~40% by year 4, continues to grow in year 5 Cash Investment $3.2M average new store build including CapEx, Inventory and Pre-opening expenses All Stores Smarter Promotions Improved Buying Supply Chain Optimization Labor Productivity Improving Shrink Headwinds from Labor & Benefit Costs Key Comp Drivers Brand and marketing Innovative, differentiated products Omnichannel offering Better new store ramp with smarter promotional approach New Stores Reduction in Cost to Build (improved DA) Lower Rents driven by Smaller Boxes Less Efficient Operations during maturity ramp-up

26 NET SALES $6.1B + 8% vs 2019 NET CASH PROVIDED by OPERATIONS $365M + 3% vs 2019 ADJUSTED DILUTED Earnings Per Share $2.10 + 68% vs 2019 ($ in mm) ($ in mm) (1) (3) (3) (3) See the Appendix to this presentation for a reconciliation of adjusted diluted EPS to net income The Company’s results for FY2020 were significantly impacted by the Covid-19 pandemic. Accordingly, this presentation also includes comparisons to result in FY 2019 2020 is presented on a 53-week basis Sprouts is on a Stronger Foundation with Strategic Initiatives that Began to Take Hold in 2021 (2) (2) (2)

Gross Margin Has Increased and Structurally Changed Since 2019 Structural Changes Driven By: Promotional strategy changes Differentiated products Operational improvements Addition of two new distribution centers in FL & CO Quarterly Gross Margin %

Maintained a Structurally Improved Margin Profile 28 ($ in mm) ADJUSTED EBIT & Adjusted EBIT Margin(1) See the Appendix to this presentation for a reconciliation of EBIT to adjusted EBIT; For Q1’2021 & Q1’2022, adjustments to EBIT were immaterial; thus, only EBIT is presented.

In-line with Strategic Goals…Improving ROIC 29 ROIC (1) ROIC is a non-GAAP measure that we define as net operating profit after taxes divided by average invested capital. See the Appendix to this presentation for a reconciliation of ROIC to net income 2020 is presented on a 53-week basis (2)

Capital Expense Driven by New Stores Capex Spend as % of Sales 3.0% 1.5% ~2.5% to 3.5% 2.8% Capital Expenditures is net of landlord reimbursement 2022 and beyond are estimates 1.3% 2.4%

From 2015 through Q1, 2022: Repurchased 52 million shares Reduced shares outstanding 34% Purchased $1.2B to date $566M remaining on our share repurchase authorization* $0 Total Annual Share Repurchase ($ in mm) In Addition To Investing In Growth, We Drive Shareholder Value Through An Ongoing Share Repurchase Program * As of April 3, 2022

DELIGHT IN THE GOODNESS OF FRESH, HEALTHY FOODS… Sprouts delivers a unique farmers market experience that brings together passionate, knowledgeable team members and the best assortment of high-quality food that is good for us, and good for the world.

APPENDIX

Executive Management Team with Leading Grocery & Retail Experience Jack Sinclair Chief Executive Officer since 2019 Lawrence “Chip” Molloy Chief Financial Officer since 2021 Scott Neal Chief Merchandising Officer since 2022 (joined SFM in 2020) Dan Sanders Chief Store Operations Officer since 2022 (joined SFM in 2016) Gil Phipps Senior Marketing Advisor since 2022 (joined SFM in 2020) Dave McGlinchey Chief Strategy Officer since 2022 (joined SFM in 2017) Brandon Lombardi Chief Legal Officer since 2012 Kim Coffin Senior VP, Chief Forager since 2022 (joined SFM in 2012) Joe Hurley, Senior VP, Supply Chain since 2019 Hunter Bennett Senior VP, Information Technology since 2020 (joined SFM in 2014) Timmi Zalatoris Senior VP, Human Resources since 2020 (joined SFM in 2017) Nick Konat President & Chief Operating Officer (joined SFM in 2022)

SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS) The following table shows a reconciliation of EBITDA and adjusted EBITDA to net income, as well as a reconciliation of net income and diluted earnings per share to adjusted net income and adjusted diluted earnings per share for the fifty-two weeks ended January 2, 2022, January 3, 2021 (53 weeks), December 29, 2019, and December 30, 2018: Appendix

Appendix Income tax provision includes approximately $12 million (or $0.10 per diluted share) benefit during the fifty-two weeks ended December 30, 2018 in excess federal and state tax benefits for share based compensation primarily associated with the exercise of expiring pre-IPO options. Includes professional fees related to strategic initiatives. After-tax impact includes the tax benefit on the pre-tax charge. During the fifty-two weeks ended December 30, 2018, the Company recorded one-time pretax compensation charges of $4 million, associated with the resignation of the former CEO. The after-tax impact includes incremental tax expense associated with certain nondeductible executive compensation costs. Includes the direct costs associated with store closures and relocation. During the fifty-two weeks ended December 30, 2018, in connection with the closure of two stores, the Company recorded one-time non-cash pre-tax charges of $8 million primarily related to the estimated fair value of the lease termination obligations and asset impairments. After-tax impact includes the tax benefit on the pre-tax charge. During the fifty-two weeks ended December 30, 2018, the Company adopted a tax calculation method change for the accelerated deduction of certain items, resulting in a discrete tax benefit of $3 million.

SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS) The following table shows a reconciliation of EBIT and adjusted EBIT to net income, as well as a reconciliation of net income and diluted earnings per share to adjusted net income and adjusted diluted earnings per share for the thirteen weeks ended April 3, 2022, April 4, 2021, March 29, 2020, and March 31, 2019: Appendix Includes professional fees related to strategic initiatives. After-tax impact includes the tax benefit on the pre-tax charge. Includes the direct costs associated with store closures and relocation.

Appendix The following table shows a reconciliation of ROIC to net income for the Company’s 2018, 2019 , 2020, 2021 fiscal years and first quarter of 2022. SPROUTS FARMERS MARKET, INC. AND SUBSIDIARIES NON-GAAP MEASURE RECONCILIATION (UNAUDITED) (IN THOUSANDS)